UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2012

SUBURBAN PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14222	22-3410353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Route 10 West Whippany, NJ		07981
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (973) 887-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Contribution Agreement

On April 25, 2012, Suburban Propane Partners, L.P., a Delaware limited partnership (“Suburban”), entered into a Contribution Agreement (the “Contribution Agreement”) with Inergy, L.P., a Delaware limited partnership (“Inergy”), Inergy GP, LLC, a Delaware limited liability company (“Inergy GP”), and Inergy Sales & Service, Inc., a Delaware corporation (“Inergy Sales” and together with Inergy and Inergy GP, the “Contributors”). Pursuant to the Contribution Agreement, Inergy has agreed to contribute its retail propane business (the “Propane Business”) to Suburban in exchange for consideration of approximately $1.8 billion (the “Purchase Price”). Inergy’s contribution of its Propane Business to Suburban consists of certain subsidiaries of Inergy and certain assets of Inergy Sales. As described below, the Purchase Price consists of $600.0 million newly issued Suburban common units and Suburban’s Exchange Offers (as defined below) for up to $1.2 billion of certain of Inergy’s outstanding senior unsecured notes.

The Contribution Agreement provides that Inergy will contribute to Suburban 100% of the limited liability company interests (the “Inergy Propane Interests”) in Inergy Propane, LLC (“Inergy Propane”), a Delaware limited liability company, which at the closing of the transaction will hold only the following interests: (i) 100% of the limited partner interests in Liberty Propane, L.P., a Delaware limited partnership (“Liberty Propane”), which owns 100% of the limited liability company interests in Liberty Propane Operations, LLC, a Delaware limited liability company (“Liberty Operations”); and (ii) 100% of the limited liability company interests in Liberty Propane GP, LLC, a Delaware limited liability company (“Liberty Propane GP”), which owns 100% of the general partner interest in Liberty Propane. Following the closing of the Inergy Propane Acquisition (as defined below), Inergy Propane, Liberty Propane, Liberty Operations and Liberty Propane GP will be wholly-owned subsidiaries of Suburban. Inergy will also contribute certain assets of Inergy Sales related to the Propane Business to Suburban (the “Acquired Assets”).

The Contribution Agreement further provides that upon contribution of the Inergy Propane Interests and Acquired Assets to Suburban, Suburban will issue and deliver to Inergy and Inergy Sales, as consideration in connection with the Inergy Propane Acquisition, subject to certain adjustments, an aggregate of $600.0 million of newly issued Suburban common units (the “Equity Consideration”). Pursuant to the Contribution Agreement, Suburban has agreed to file a registration statement on Form S-1 to register Inergy’s distribution of substantially all of the Equity Consideration to Inergy’s unitholders.

Pursuant to the Contribution Agreement, Suburban will also incur up to $1.0 billion of additional indebtedness in the form of newly issued Suburban senior notes, and pay up to $200.0 million of cash, in connection with exchange offers for up to $1.2 billion of certain of Inergy’s outstanding senior unsecured notes (the “Exchange Offers”).

The transactions described above that are contemplated by the terms of the Contribution Agreement are referred to as the “Inergy Propane Acquisition.”

The parties have made customary representations and warranties and covenants in the Contribution Agreement, including, without limitation, a covenant regarding the conduct of their businesses prior to the consummation of the Inergy Propane Acquisition. The representations, warranties and covenants of the Contributors, on the one hand, and the representations, warranties and covenants of Suburban, on the other hand, have been made solely for the benefit of the other parties to the Contribution Agreement. In addition, such representations, warranties and covenants: (i) have been made only for purposes of the Contribution Agreement; (ii) have been qualified by confidential disclosures made to the Contributors and Suburban in connection with the Contribution Agreement; (iii) are subject to materiality qualifications contained in the Contribution Agreement which may differ from what may be viewed as material by investors; (iv) were made only as of the date of the Contribution Agreement or such other date as is specified in the Contribution Agreement; and (v) have been included in the Contribution Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the foregoing summary is included only to provide investors with information regarding the terms of the Contribution Agreement, and not to provide investors with any other factual information regarding the Contributors, Suburban or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Contributors or Suburban or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Contribution Agreement, which subsequent information may or may not be fully reflected in public disclosures regarding the Contributors or Suburban. The Contribution Agreement also includes indemnification provisions that are typical for transactions of this nature.

Consummation of the Inergy Propane Acquisition is subject to customary conditions, including, without limitation, (i) the expiration or early termination of the waiting period under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, and (ii) the absence of any law, order or injunction prohibiting the Inergy Propane Acquisition, the Exchange Offers and the related transactions. Moreover, each party’s obligation to consummate the Inergy Propane Acquisition is subject to certain other conditions, including without limitation, (A) the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers), and (B) the other party’s compliance with its covenants and agreements contained in the Contribution Agreement (subject to customary materiality qualifiers). The consummation of the Exchange Offers is a condition to the closing of the Inergy Propane Acquisition. The Contribution Agreement also contains termination rights for Suburban and Inergy.

The foregoing description of the Contribution Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Contribution Agreement (other than the schedules thereto) that is attached hereto as Exhibit 2.1.

In connection with the Inergy Propane Acquisition, Suburban intends to seek equity financing of approximately $250 million for the purposes of paying (i) cash consideration and certain payments in the Exchange Offers and (ii) costs and fees related to the Exchange Offers and the transaction itself. Any net proceeds not so applied will be used for general partnership purposes. If for any reason an equity financing transaction is not consummated by the Settlement Date (as that term is defined below), Suburban will draw down on the committed 364-day term loan facility, as described below, to the extent necessary to make such payments.

Bank Commitment Letter

In connection with the Inergy Propane Acquisition, on April 25, 2012, Suburban Propane, L.P., Suburban’s operating subsidiary, entered into a commitment letter (the “Bank Commitment Letter”) with certain of its lenders who are party to the Amended and Restated Credit Agreement dated as of January 5, 2012 (the “Credit Agreement”), among Suburban Propane, L.P. (as the borrower), Suburban (as the parent) and the lenders party thereto, pursuant to which such lenders committed to provide (i) in the aggregate, subject to the satisfaction of certain conditions precedent, in a single draw a $250.0 million senior secured 364-day incremental term loan facility (the “364-Day Facility”), and (ii) an increase in the aggregate, subject to the satisfaction of certain conditions precedent, of Suburban’s existing revolving credit facility under the Credit Agreement from $250.0 million to $400.0 million (the “Commitment Increase”). The 364-Day Facility will be available at the closing of the Inergy Propane Acquisition (the “Settlement Date”), if the equity financing described above is not consummated for any reason by the Settlement Date. On April 25, 2012, Suburban Propane, L.P. also received consents from the requisite lenders under the Credit Agreement (“Credit Agreement Consents”) to enable it on the Settlement Date to incur additional indebtedness, make amendments to the Credit Agreement to adjust certain covenants, and otherwise perform its obligations as contemplated by the Inergy Propane Acquisition.

Item 7.01	Regulation FD

On April 26, 2012, Suburban issued a press release in connection with the Exchange Offers. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The press release is being issued pursuant to and in accordance with Rule 135c promulgated under the Securities Act and is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 8.01	Other Events.

On April 26, 2012, Suburban issued a press release announcing the Inergy Propane Acquisition. A copy of this press release is furnished and attached hereto as Exhibit 99.2 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Forward-Looking Statements

Information contained in this Current Report on Form 8-K may contain forward-looking statements. Some of these statements can be identified by the use of forward-looking terminology such as “prospects,” “outlook,” “believes,” “estimates,” “intends,” “may,” “will,” “should,” “anticipates,” “expects” or “plans” or the negative or other variation of these or similar words, or by discussion of trends and conditions, strategies or risks and uncertainties. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those discussed or implied in such forward-looking statements. They include statements regarding the timing and expected benefits to Suburban of the Inergy Propane Acquisition, and also include statements relating to or regarding:

•	the cost savings, transaction costs or integration costs that Suburban anticipates to arise from the Inergy Propane Acquisition;

•	various actions to be taken or requirements to be met in connection with completing the Inergy Propane Acquisition or integrating the operations of Inergy Propane into Suburban’s operations;

•	revenue, income and operations of the combined company after the Inergy Propane Acquisition is consummated;

•	future issuances of debt and equity securities and Suburban’s ability to achieve financing in connection with the Inergy Propane Acquisition or otherwise; and

•	other objectives, expectations and intentions and other statements that are not historical facts.

These forward-looking statements are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

These forward-looking statements are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, including those discussed in the “Risk Factors” sections of Suburban’s filings with the SEC, could cause actual results to differ materially from those described in the forward-looking statements:

•	expected cost savings from the Inergy Propane Acquisition may not be fully realized or realized within the expected time frame;

•	Suburban’s revenue following the Inergy Propane Acquisition may be lower than expected;

•	adverse weather conditions may occur resulting in reduced demand;

•

costs or difficulties related to obtaining regulatory approvals for completing the Inergy Propane Acquisition and, following the consummation of the Inergy Propane Acquisition, the integration of the businesses of Inergy Propane and Suburban may be greater than expected;

•	general economic conditions, either internationally or nationally or in the jurisdictions in which Suburban is doing business, may be less favorable than expected;

•	Suburban may be unable to retain key personnel after the Inergy Propane Acquisition;

•	operating, legal and regulatory risks; and

•	whether the transactions described herein will in fact be consummated on these or different terms or at all.

These risks and other factors that may impact Suburban’s assumptions are more particularly described under the captions “Risk Factors” in Suburban’s filings with the SEC, including under the caption “Risk Factors” in Suburban’s Annual Report on Form 10-K for the fiscal year ended September 24, 2011 and Quarterly Report on Form 10-Q for the quarterly period ended December 24, 2011. While Suburban believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors on, and it is impossible to anticipate all factors that could affect, Suburban’s actual results. All subsequent written and oral forward-looking statements attributable to Suburban or persons acting on its behalf, are expressly qualified in their entirety by these cautionary statements. None of Suburban or any other party undertakes any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

In addition to the foregoing factors, the consummation of the Inergy Propane Acquisition is subject to various risks and uncertainties, including uncertainties as to the timing of the Inergy Propane Acquisition, the possibility that the various closing conditions for the Inergy Propane Acquisition may not be satisfied or waived, the possibility that the Exchange Offers will not be consummated, and the possibility that Suburban will be unable to achieve the financing necessary to consummate the Inergy Propane Acquisition.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

2.1	Contribution Agreement dated as of April 25, 2012, among Inergy, L.P., Inergy GP, LLC, Inergy Sales and Service, Inc. and Suburban Propane Partners, L.P.*

99.1	Press Release of Suburban Propane Partners, L.P. dated April 26, 2012, announcing the Exchange Offers.

99.2	Press Release of Suburban Propane Partners, L.P. dated April 26, 2012, announcing the Inergy Propane Acquisition.

*	Schedules and annexes omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUBURBAN PROPANE PARTNERS, L.P.

Date: April 26, 2012	By:	/s/ Michael A. Stivala
		Name:	Michael A. Stivala
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit

(d)	Exhibits:

2.1	Contribution Agreement dated as of April 25, 2012, among Inergy, L.P., Inergy GP, LLC, Inergy Sales and Service, Inc. and Suburban Propane Partners, L.P.*

99.1	Press Release of Suburban Propane Partners, L.P. dated April 26, 2012, announcing the Exchange Offers.

99.2	Press Release of Suburban Propane Partners, L.P. dated April 26, 2012, announcing the Inergy Propane Acquisition.

*	Schedules and annexes omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.